Exhibit 99.2

TSYS Announces Earnings for 2007
Page 5 of 10

TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percentage			Percentage
	2007	2006	Change	2007	2006	Change
Revenues
Electronic payment processing services*	$240,608	232,175	3.6%	$715,417	685,537	4.4%
Merchant acquiring services	65,163	65,548	(0.6)	190,120	195,317	(2.7)
Other services*	53,251	44,615	19.4	161,190	133,827	20.4
Revenues before reimbursables	359,022	342,338	4.9	1,066,727	1,014,681	5.1
Reimbursable items	98,543	99,477	(0.9)	280,597	268,589	4.5
Total revenues	457,565	441,815	3.6	1,347,324	1,283,270	5.0

Expenses
Salaries & other personnel expense*	144,990	139,206	4.2	430,966	380,931	13.1
Net occupancy & equipment expense*	68,715	77,883	(11.8)	205,342	234,453	(12.4)
Other operating expenses*	54,098	52,992	2.1	157,605	170,452	(7.5)
Expenses before reimbursable items	267,803	270,081	(0.8)	793,913	785,836	1.0
Reimbursable items	98,543	99,477	(0.9)	280,597	268,589	4.5
Total operating expenses	366,346	369,558	(0.9)	1,074,510	1,054,425	1.9

Operating income	91,219	72,257	26.2	272,814	228,845	19.2

Other income:
Interest income	6,983	3,363	107.6	18,630	9,297	100.4
Interest expense	(916)	(235)	(289.8)	(1,492)	(364)	(309.9)
Gain on foreign currency translation, net	905	282	220.9	744	195	281.5
Dividend income	21	-	nm	79	-	nm
Other income	6,993	3,410	105.1	17,961	9,128	96.8

Income before income taxes, minority interest
and equity in income of equity investments	98,212	75,667	29.8	290,775	237,973	22.2
Income taxes	30,947	22,380	38.3	101,442	78,492	29.2
Income before minority interest and equity
in income of equity investments	67,265	53,287	26.2	189,333	159,481	18.7
Minority interest	(483)	(183)	(163.9)	(1,435)	(448)	(220.3)
Equity in income of equity investments	2,020	1,202	68.1	3,865	3,073	25.8

Net income	$68,802	54,306	26.7%	$191,763	162,106	18.3%

Basic earnings per share	$0.35	0.28	26.5%	$0.98	0.82	18.5%

Diluted earnings per share	$0.35	0.28	26.5%	$0.97	0.82	18.4%

Dividend declared per share	$0.07	0.07		$0.21	0.20

Average common shares outstanding	196,740	196,500		196,641	196,891

Average common and common
equivalent shares outstanding	197,089	196,831		197,070	197,193

* Certain amounts have been previously reclassed to conform with the presentation adopted in 2007.
nm = not meaningful
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TSYS Announces Earnings for 2007

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$243,404	64,148	58,641	366,193	242,584	44,320	59,723	346,627
Intersegment revenues	(6,960)	(106)	(105)	(7,171)	(4,258)	-	(31)	(4,289)
Revenues before reimbursables
from external customers	$236,444	64,042	58,536	359,022	238,326	44,320	59,692	342,338
Total revenues	$324,803	66,779	75,356	466,938	325,919	51,591	70,592	448,102
Intersegment revenues	(9,162)	(106)	(105)	(9,373)	(6,256)	-	(31)	(6,287)
Revenues from external customers	$315,641	66,673	75,251	457,565	319,663	51,591	70,561	441,815
Depreciation and amortization	$24,591	6,455	6,561	37,607	32,156	5,328	6,674	44,158
Intersegment expenses	$3,506	(4,995)	(7,884)	(9,373)	3,668	(2,343)	(7,599)	(6,274)
Segment operating income	$59,889	12,569	18,761	91,219	48,666	7,946	15,645	72,257
Income before income taxes, minority interest and
equity income of equity investments	67,060	12,130	19,022	98,212	52,688	6,602	16,377	75,667
Income tax expense	$20,084	4,033	6,830	30,947	14,722	(31)	7,689	22,380
Equity in income of equity investments	$-	2,020	-	2,020	-	1,202	-	1,202
Net Income	$48,890	7,720	12,192	68,802	38,821	6,797	8,688	54,306
Identifiable assets	1,623,928	365,066	188,765	2,177,759
Intersegment eliminations	(349,626)	(1,094)	(153)	(350,873)
Total assets	1,274,302	363,972	188,612	1,826,886

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2006
	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated	Domestic- based support services	International- based support services	Merchant acquiring services	Consolidated

Revenues before reimbursables	$738,712	175,154	171,694	1,085,560	740,341	109,178	178,729	1,028,248
Intersegment revenues	(17,495)	(701)	(637)	(18,833)	(13,471)	-	(96)	(13,567)
Revenues before reimbursables
from external customers	$721,217	174,453	171,057	1,066,727	726,870	109,178	178,633	1,014,681
Total revenues	$973,133	182,913	216,354	1,372,400	963,855	128,163	211,659	1,303,677
Intersegment revenues	(23,738)	(701)	(637)	(25,076)	(20,311)	-	(96)	(20,407)
Revenues from external customers	$949,395	182,212	215,717	1,347,324	943,544	128,163	211,563	1,283,270
Depreciation and amortization	$76,305	17,762	20,146	114,213	95,759	14,101	20,446	130,306
Intersegment expenses	$9,897	(11,961)	(23,007)	(25,071)	18,949	(15,448)	(23,864)	(20,363)
Segment operating income	$190,336	35,570	46,908	272,814	176,412	12,029	40,404	228,845
Income before income taxes, minority interest and
equity income of equity investments	210,027	32,661	48,087	290,775	186,170	9,718	42,085	237,973
Income tax expense	$73,737	10,441	17,264	101,442	58,636	2,461	17,395	78,492
Equity in income of equity investments	$-	3,865	-	3,865	-	3,073	-	3,073
Net Income	$138,625	22,316	30,822	191,763	128,352	9,064	24,690	162,106

Note:

Revenues from domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include TSYS Acquiring's merchant acquiring and related services.

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TSYS Announces Earnings for 2007

TSYS
Balance Sheet
(In thousands)
	Sept 30, 2007	Dec 31, 2006
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$592,834	389,123
Restricted cash	32,079	31,568
Accounts receivable, net	251,778	246,637
Deferred income tax assets	27,909	21,556
Prepaid expenses and other current assets	58,809	55,832
Total current assets	963,409	744,716
Property and equipment, net	276,113	271,321
Computer software, net	190,338	216,450
Contract acquisition costs, net	161,239	167,449
Goodwill, net	142,450	133,337
Equity investments, net	65,669	62,064
Other intangible assets, net	13,999	21,314
Other assets	13,669	17,590
Total assets	$1,826,886	1,634,241

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$37,419	31,589
Accrued salaries and employee benefits	71,335	80,697
Current portion of notes payable and obligations under capital leases	5,822	3,156
Other current liabilities	137,704	180,345
Total current liabilities	252,280	295,787
Deferred income tax liabilities	72,318	75,019
Obligations under notes payable and capital leases excluding current portion	73,862	3,625
Other long-term liabilities	30,718	36,221
Total liabilities	429,178	410,652
Minority interest in consolidated subsidiary	7,943	6,229
Shareholders' Equity:
Common stock	19,920	19,868
Additional paid-in capital	84,835	66,677
Treasury stock	(34,300)	(35,233)
Accumulated other comprehensive income	25,575	20,641
Retained earnings	1,293,735	1,145,407
Total shareholders' equity	1,389,765	1,217,360
Total liabilities and shareholders' equity	$1,826,886	1,634,241

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TSYS Announces Earnings for 2007

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Nine Months Ended September 30,
	2007	2006

Cash flows from operating activities:
Net income	$191,763	162,106
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	1,435	448
Equity in income of equity investments	(3,865)	(3,073)
Dividends received from equity investments	2,994	2,371
Gain on currency translation adjustments, net	(744)	(195)
Depreciation and amortization	114,213	130,306
Share-based compensation	9,881	6,574
Asset impairments	1,158	-
Provisions for bad debt expense and billing
adjustments	1,612	948
Charges for transaction processing provisions	531	7,914
Deferred income tax benefit	(6,828)	(24,150)
Loss on disposal of equipment, net	497	105
(Increase) decrease in:
Accounts receivable	(5,627)	(40,765)
Prepaid expenses, other current assets and other long-term assets	(1,041)	8,923
Increase (decrease) in:
Accounts payable	6,148	14,323
Accrued salaries and employee benefits	(9,341)	(18,936)
Excess tax benefit from share-based payment arrangements	(4,022)	(1,646)
Other current liabilities and other long-term liabilities	(51,286)	(14,849)
Net cash provided by operating activities	247,478	230,404

Cash flows from investing activities:
Purchases of property and equipment, net	(36,420)	(21,203)
Additions to licensed computer software from vendors	(8,194)	(9,650)
Additions to internally developed computer software	(11,749)	(13,699)
Cash acquired in acquisitions	-	4,341
Cash used in acquisitions	(472)	(74,919)
Additions to contract acquisition costs	(20,878)	(39,578)
Net cash used in investing activities	(77,713)	(154,708)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	73,968	-
Principal payments on long-term debt borrowings and
capital lease obligations	(3,893)	(1,561)
Proceeds from exercise of stock options	5,258	3,725
Excess tax benefit from share-based payment arrangements	4,022	1,646
Repurchase of common stock	-	(21,843)
Dividends paid on common stock	(41,425)	(37,504)
Net cash provided by (used in) financing ativities	37,930	(55,537)
Effect of exchange rate changes on cash and cash equivalents	(3,984)	(2,006)
Net increase in cash and cash equivalents	203,711	18,153
Cash and cash equivalents at beginning of year	389,123	237,569
Cash and cash equivalents at end of period	$592,834	255,722
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TSYS Announces Earnings for 2007

Geographic Area Data:

The following geographic area data represents revenues for the three months ended September 30 based on where the client is domiciled:

	Three Months Ended September 30,
(dollars in millions):	2007	%	2006	%	% Chg
United States	$352.2	77.0%	$359.6	81.4%	(2.1)%
Europe	56.1	12.3	43.7	9.9	28.4
Canada	32.4	7.1	25.4	5.8	27.7
Japan	6.3	1.4	5.0	1.1	25.5
Mexico	3.6	0.8	3.2	0.7	14.4
Other	7.0	1.4	4.9	1.1	41.4
	$457.6	100.0%	$441.8	100.0%	3.6%

The following geographic area data represents revenues for the nine months ended September 30 based on where the client is domiciled:

	Nine Months Ended September 30,
(dollars in millions):	2007	%	2006	%	% Chg
United States	$1,052.4	78.1%	$1,069.8	83.3%	(1.6)%
Europe	151.1	11.2	112.6	8.8	34.2
Canada	93.2	6.9	71.5	5.6	30.4
Japan	17.7	1.3	13.4	1.0	32.0
Mexico	10.2	0.8	8.5	0.7	18.9
Other	22.7	1.7	7.5	0.6	204.4
	$1,347.3	100.0%	$1,283.3	100.0%	5.0%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended September 30:

	Three Months Ended September 30,
	Domestic-based support services		International-based support services		Merchant acquiring services

(dollars in millions):	2007	2006	2007	2006	2007	2006
United States	$276.8	289.3	0.5	-	74.9	70.3
Europe	0.4	0.4	55.7	43.3	-	-
Canada	32.2	25.2	-	-	0.2	0.1
Japan	-	-	6.3	5.0	-	-
Mexico	3.6	3.2	-	-	-	-
Other	2.6	1.6	4.2	3.3	0.2	0.1
	$315.6	319.7	66.7	51.6	75.3	70.5

The following table reconciles segment revenues to revenues by reporting segment for the nine months ended September 30:

	Nine Months Ended September 30,
	Domestic-based support services		International-based support services		Merchant acquiring services

(dollars in millions):	2007	2006	2007	2006	2007	2006
United States	$837.1	859.0	0.6	-	214.7	210.7
Europe	1.3	1.1	149.8	111.5	-	-
Canada	92.8	71.1	-	-	0.4	0.4
Japan	-	-	17.7	13.4	-	-
Mexico	10.2	8.5	-	-	-	-
Other	8.0	3.8	14.1	3.3	0.6	0.5
	$949.4	943.5	182.2	128.2	215.7	211.6

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TSYS Announces Earnings for 2007

Supplemental Information:
	Accounts on File at September 30,
(in millions)	2007	%	2006	%	% Change
Consumer	197.0	55.2%	259.3	64.8%	(24.0)%
Retail	47.9	13.4	51.5	12.9	(7.0)
Commercial	37.5	10.5	32.5	8.1	15.6
Government services/EBT	23.2	6.5	20.7	5.2	11.8
Stored Value	46.3	13.0	31.7	7.9	46.2
Debit	5.2	1.4	4.3	1.1	19.4
	357.1	100.0%	400.0	100.0%	(10.7)%

(in millions)	September 30, 2007	September 30, 2006	% Change
QTD Average Accounts on File	384.3	385.8	(0.4)%
YTD Average Accounts on File	412.1	413.6	(0.4)

	Accounts on File at September 30,
(in millions)	2007	%	2006	%	% Change
Domestic	284.5	79.7%	334.0	83.5%	(14.8)%
International	72.6	20.3	66.0	16.5	10.0
	357.1	100.0%	400.0	100.0%	(10.7)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	September 2006 to September 2007	September 2005 to September 2006
Beginning balance	400.0	430.1
Change in accounts on file due to:
Internal growth of existing clients	32.0	38.0
New clients	71.0	33.1
Purges/Sales	(9.6)	(13.9)
Deconversions	(136.3)	(87.3)
Ending balance	357.1	400.0

Number of Employees (FTEs):	2007	2006
At September 30,	6,775	6,788
Quarterly average for period ended September 30,	6,751	6,640
YTD average for period ended September 30,	6,752	6,616

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